SECOND QUARTER 2011 Supplemental Information Investor and Media Contact: American Assets Trust Robert F. Barton Executive Vice President and Chief Financial Officer 858-350-2607 Exhibit 99.2

Portland
San Francisco
Monterey
Los Angeles
San Diego
San Antonio
Oahu

Second Quarter 2011 Supplemental Information

AAT’s portfolio is concentrated in high-barrier-to-entry markets with favorable supply/demand characteristics
Market
Property
Type
No. of
Properties
Square
Feet/Units
San Diego
Retail
Office
Multifamily
6
2
4
1,217,634
668,772
922 units (1)
San
Francisco
Office 2 589,920
Oahu
Retail
Mixed-Use
2
1
549,695
96,569
(retail)/369
suites
Monterey Retail 1 674,224
Los
Angeles
Office 1 194,268
San
Antonio
Retail 1 589,479
Portland Office 1 363,763 (2)
Note: Circled areas represent all markets in which the Company currently owns and operates its real estate assets.
Circle size denotes square feet / units.
Square Feet %
Retail 3.0 million 63%
Office 1.8 million 37%
Totals 4.8 million
(1)
Includes 122 RV spaces.
(2)
On July 1, 2011, the Company completed the acquisition of the Lloyd District Portfolio, which added an additional office property consisting of approximately 600,000 rentable square feet in Portland, Oregon.
Such acquisition is not reflected in the map above.

Second Quarter 2011 Supplemental Information

PAGE
1.
SECOND QUARTER 2011 EARNINGS PRESS RELEASE

2.
FINANCIAL HIGHLIGHTS

Consolidated Balance Sheets 5
Consolidated Statements of Operations   7
Funds From Operations (FFO), FFO As Adjusted & Funds Available For Distribution 8
Same-Store Portfolio Net Operating Income (NOI) 10
Same-Store Portfolio NOI Comparison 12
NOI By Region 13
NOI Breakdown 14
Property Revenue and Operating Expenses 15
Segment Capital Expenditures 17
Summary of Outstanding Debt 18
Market Capitalization 19
Summary of Redevelopment Opportunities 20
3.
PORTFOLIO DATA
Property Report 22
Retail Leasing Summary 24
Office Leasing Summary 25
Lease Expirations 26
Portfolio Leased Statistics 28
Top Tenants – Retail 29
Top Tenants – Office 30
4.
APPENDIX
Glossary of Terms 32
INDEX
This Supplemental Information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act). Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: adverse economic or real estate developments in our markets; our failure to generate sufficient cash flows to service our outstanding indebtedness; defaults on, early terminations of or non-renewal of leases by tenants, including significant tenants; difficulties in identifying properties to acquire and completing acquisitions; our failure to successfully operate acquired properties and operations; fluctuations in interest rates and increased operating costs; risks related to joint venture arrangements; our failure to obtain necessary outside financing; on-going litigation; general economic conditions; financial market fluctuations; risks that affect the general retail environment; the competitive environment in which we operate; decreased rental rates or increased vacancy rates; conflicts of interests with our officers or directors; lack or insufficient amounts of insurance; environmental uncertainties and risks related to adverse weather conditions and natural disasters; other factors affecting the real estate industry generally; limitations imposed on our business and our ability to satisfy complex rules in order for us to continue to qualify as a REIT for U.S. federal income tax purposes; and changes in governmental regulations or interpretations thereof, such as real estate and zoning laws and increases in real property tax rates and taxation of REITs.
While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. For a further discussion of these and other factors that could impact our future results, refer to our Annual Report on Form 10-K filed and other risks described in documents subsequently filed by us from time to time with the Securities and Exchange Commission.

Second Quarter 2011 Supplemental Information FINANCIAL HIGHLIGHTS

CONSOLIDATED BALANCE SHEETS
Assets
Real estate, at cost
   Operating real estate $ 1,633,287 $ 1,156,091
   Construction in progress 1,144 925
   Held for development 8,756 8,081
1,643,187 1,165,097
   Accumulated depreciation (240,603) (221,997)
Net real estate 1,402,584 943,100
Cash and cash equivalents 92,535 41,953
Restricted cash 8,077 4,729
Marketable securities 31,445 -
Accounts receivable, net 4,944 1,573
Deferred rent receivables, net 21,665 20,051
Notes receivable from affiliate -            21,769
Investment in real estate joint ventures -            39,816
Prepaid expenses and other assets 69,915       44,366
Purchase deposit 91,600 -
Total assets $ 1,722,765 $ 1,117,357
June 30,
December 31,
2011 2010
(Amounts in thousands, except share data)
Second Quarter 2011 Supplemental Information

Second Quarter 2011 Supplemental Information

Liabilities and equity
Liabilities:
Secured notes payable $ 944,279     $ 851,547
Unsecured notes payable -            38,013
Notes payable to affiliates -            5,266
Accounts payable and accrued expenses 20,007       11,644
Security deposits payable 4,302         2,648
Other liabilities and deferred credits 56,922       39,058
Distributions in excess of earnings on real estate joint ventures -            14,060
Total liabilities 1,025,510 962,236
Commitments and contingencies
Equity:
Owners' equity -            121,874
American Assets Trust, Inc. stockholders' equity
Common stock $0.01 par value, 490,000,000 authorized, 39,281,839 outstanding at June 30,
2011 393           -
Additional paid-in capital 652,220     -
Accumulated deficit (15,168)      -
Total American Assets Trust, Inc. stockholders' equity 637,445     -
Noncontrolling interests
Owners in consolidated real estate entities -            33,247
Unitholders in the Operating Partnership 59,810       -
59,810       33,247
Total equity 697,255     155,121
Total liabilities and equity $ 1,722,765 $ 1,117,357
June 30,
December 31,
2011 2010
CONSOLIDATED BALANCE SHEETS (CONTINUED)
(Amounts in thousands, except share data)

Second Quarter 2011 Supplemental Information

CONSOLIDATED STATEMENTS OF OPERATIONS
June 30, June 30,
Revenue:
Rental income $ 49,794   $ 28,414   $ 95,913    $ 56,509
Other property income 2,485     873       4,402      1,710
        Total revenue 52,279   29,287   100,315 58,219
Expenses:
Rental expenses 14,572   4,870     27,039    9,864
Real estate taxes 5,617     2,992     9,666      5,948
General and administrative 3,825     1,821     7,064      3,408
Depreciation and amortization 14,277   7,509     26,767    14,739
        Total operating expenses 38,291   17,192   70,536    33,959
Operating income 13,988   12,095   29,779    24,260
Interest expense (14,063) (10,624) (27,142)   (21,278)
Early extinguishment of debt -        -        (25,867)   -
Loan transfer and consent fees -        -        (9,019)     -
Gain on acquisition -        4,297     46,371    4,297
Other income (expense), net 530       71         (71)         (916)
Net income 455       5,839     14,051    6,363
Net income attributable to restricted shares (132)      -        (218)       -
Net loss attributable to Predecessor's noncontrolling interests in consolidated real estate entities
-        469       2,458      899
Net income attributable to Predecessor's controlled owners' equity -        (6,308)    (16,995)   (7,262)
Net (income) loss attributable to unitholders in the Operating Partnership (104)      -        225        -
Net income (loss) attributable to American Assets Trust, Inc. stockholders $ 219       $ -        $ (479)       $ -
Net income (loss) attributable to common stockholders per share - basic $ 0.01      $ (0.01)
Net income (loss) attributable to common stockholders per share - diluted
$ 0.01      $ (0.01)
Weighted average shares of common stock outstanding - basic
Weighted average shares of common stock outstanding - diluted
Dividends declared per common share $ 0.21      $ 0.38
38,655,084      34,810,932
57,051,173      34,810,932
Three Months Ended Six Months Ended
2011 2010 2011 2010
(Amounts in thousands, except share and per share data)

AMERICAN ASSETS TRUST

	Three Months Ended June 30, 2011		Six Months Ended June 30, 2011	
Funds from Operations (FFO) [(1)]				
Net income	$	455	$	14,051
Depreciation and amortization of real estate assets		14,277		26,767
Depreciation and amortization on unconsolidated real estate joint ventures (pro rata)		-		688
FFO		14,732		41,506
Less: FFO attributable to Predecessor's controlled and noncontrolled owners' equity		-		(16,973)
Less: Nonforfeitable dividends on incentive stock awards		(89)		(139)
FFO attributable to common stock and units	$	14,643	$	24,394
FFO per diluted share/unit	$	0.26	$	0.47
Weighted average number of common shares and units, diluted [(2)]		57,258,886		51,528,587
FFO As Adjusted [(1)]				
FFO	$	14,732	$	41,506
Early extinguishment of debt		-		25,867
Loan transfer and consent fees		-		9,019
Gain on acquisition of controlling interests [(3)]		-		(46,371)
FFO as adjusted		14,732		30,021
Less: FFO as adjusted attributable to Predecessor's controlled and noncontrolled owners' equity		-		(2,462)
Less: Nonforfeitable dividends on incentive stock awards		(89)		(139)
FFO as adjusted attributable to common stock and units	$	14,643	$	27,420
FFO as adjusted per diluted share/unit [(7)]	$	0.26	$	0.53
Weighted average number of common shares and units, diluted [(2)]		57,258,886		51,528,587
Dividends				
Dividends declared and paid	$	12,114	$	21,898
Dividends declared and paid per share/unit	$	0.21	$	0.38

Second Quarter 2011 Supplemental Information Page 8 FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION (Amounts in thousands, except share and per share data)

FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION
(CONTINUED)
(Amounts in thousands, except shares and per share data)
(1)
(4)
(5)
(6)
Second Quarter 2011 Supplemental Information
FFO as adjusted $ 14,732 $ 30,021
Adjustments:
Tenant improvements, leasing commissions and maintenance capital expenditures (2,046) (3,491)
Net effect of straight-line rents (1,111) (1,465)
Amortization of net above (below) market rents 386 781
Net effect of other lease intangibles 266 536
Amortization of debt issuance costs and debt fair value adjustment 1,030 1,895
Non-cash compensation expense 699 1,190
Unrealized gains on marketable securities (318) (53)
Nonforfeitable dividends on incentive stock awards (89) (139)
FAD $ 13,549 $ 29,275
Summary of Capital Expenditures
Tenant improvements and leasing commissions $ 1,684 $ 2,832
Maintenance capital expenditures 362 659
$ 2,046 $ 3,491
June 30, 2011 June 30, 2011
Three Months Ended Six Months Ended
   Notes:
(1) See Glossary of Terms.
(2) For the three and six months ended June 30, 2011, the weighted average common shares and units used to compute FFO and FFO as adjusted per diluted share/unit include operating partnership units and unvested restricted stock awards that are subject to time vesting.  The shares/units used to compute FFO and FFO as adjusted per diluted share/unit include additional shares/units which were excluded from the computation of diluted EPS, as they were anti-dilutive for the periods presented.  For the six months ended June 30, 2011, the weighted average shares and units outstanding have been weighted for the full six months, not the date of our initial public offering.
(3) Represents the gain recognized upon acquisition of the outside ownership interests in the Solana Beach Centre entities and the Waikiki Beach Walk entities on January 19, 2011, in which we previously held a noncontrolling interest.
(4) Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.
(5) Represents the adjustment related to the acquisition of buildings with above (below ) market rents.
(6) Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our leases of the Annex at
The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.
(7) Computations of per share amounts are made independently for the three and six months ended June 30, 2011.  Therefore, the sum of per share amounts from the three months ended
June 30 and March 31, 2011 may not agree with the per share amounts for the six months ended June 30, 2011.
Funds Available for Distribution (FAD)

AMERICAN ASSETS TRUST

(Amounts in thousands)

	Three Months Ended June 30, 2011				
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue					
Same-store portfolio	$ 20,086	$ 6,750	$ 3,492	$ -	$ 30,328
Non-same store portfolio [1]	1,991	8,598	-	11,362	21,951
Total	22,077	15,348	3,492	11,362	52,279
Real estate expenses					
Same-store portfolio	5,577	2,230	1,426	-	9,233
Non-same store portfolio [1]	430	3,295	-	7,231	10,956
Total	6,007	5,525	1,426	7,231	20,189
Net Operating Income (NOI), GAAP basis					
Same-store portfolio	14,509	4,520	2,066	-	21,095
Non-same store portfolio [1]	1,561	5,303	-	4,131	10,995
Total	$ 16,070	$ 9,823	$ 2,066	$ 4,131	$ 32,090
Same-store portfolio NOI, GAAP basis	$ 14,509	$ 4,520	$ 2,066	$ -	$ 21,095
Net effect of straight-line rents [2]	165	29	-	-	194
Amortization of net above (below) market rents [3]	(175)	343	-	-	168
Net effect of other lease intangibles [4]	-	92	-	-	92
Same-store portfolio NOI, cash basis	$ 14,499	$ 4,984	$ 2,066	$ -	$ 21,549

Second Quarter 2011 Supplemental Information

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI)
Notes:
(1)   Same-store portfolio and non-same store portfolio are determined based on properties held on June 30, 2011 and 2010.  See Glossary of Terms.
(2)   Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.
(3)   Represents the adjustment related to the acquisition of buildings with above (below) market rents.
(4)   Represents adjustments related to amortization of lease incentives paid to tenants.

Second Quarter 2011 Supplemental Information

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI)
Real estate rental revenue
Same-store portfolio $ 39,865 $ 13,203 $ 6,785    $ -       $ 59,853
Non-same store portfolio 3,564    16,561 -       20,337 40,462
Total 43,429 29,764 6,785    20,337 100,315
Real estate expenses
Same-store portfolio 10,781 3,933    2,587    -       17,301
Non-same store portfolio 671       5,649    -       13,084 19,404
Total 11,452 9,582    2,587    13,084 36,705
Net Operating Income (NOI), GAAP basis
Same-store portfolio 29,084 9,270    4,198    -       42,552
Non-same store portfolio 2,893    10,912 -       7,253 21,058
Total $ 31,977 $ 20,182 $ 4,198    $ 7,253    $ 63,610
Same-store portfolio NOI, GAAP basis $ 29,084 $ 9,270    $ 4,198    $ -       $ 42,552
Net effect of straight-line rents 311       (148)      -       -       163
Amortization of net above (below) market rents (357)      686       -       -       329
Net effect of other lease intangibles -       185       -       -       185
Same-store portfolio NOI, cash basis $ 29,038 $ 9,993    $ 4,198    $ -       $ 43,229
Notes:
(1)
(2)
(3) Represents the adjustment related to the acquisition of buildings with above (below) market rents.
(4)
Same-store portfolio and non-same store portfolio are determined based on properties held on June 30, 2011 and 2010.  See Glossary of Terms.
Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.
Represents adjustments related to amortization of lease incentives paid to tenants.
Six Months Ended June 30, 2011
Retail Office Multifamily Mixed-Use Total
(Amounts in thousands)
(1)
(1)
(1)
(2)
(4)
(3)

Second Quarter 2011 Supplemental Information

SAME-STORE PORTFOLIO NOI COMPARISON
Cash Basis:
Retail $ 14,499 $ 14,189 2.2%
Office 4,984    5,095    (2.2)
Multifamily 2,066    2,410    (14.3)
Mixed-Use -       -       -
$ 21,549 $ 21,694 (0.7)         %
GAAP Basis:
Retail $ 14,509 $ 14,146 2.6%
Office 4,520    4,822    (6.3)
Multifamily 2,066    2,411    (14.3)
Mixed-Use -       -       -
$ 21,095 $ 21,379 (1.3)         %
Cash Basis:
Retail $ 29,038 $ 28,165 3.1%
Office 9,993    9,708    2.9
Multifamily 4,198    4,891    (14.2)
Mixed-Use -       -       -
$ 43,229 $ 42,764 1.1%
GAAP Basis:
Retail $ 29,084 $ 28,242 3.0%
Office 9,270    9,192    0.8
Multifamily 4,198    4,891    (14.2)
Mixed-Use -       -       -
$ 42,552 $ 42,325 0.5%
Six Months Ended June 30,
2011 2010 Change
2011 2010 Change
Three Months Ended June 30,
(Amounts in thousands)

Second Quarter 2011 Supplemental Information

NOI BY REGION
Southern California
NOI, GAAP basis (1) $ 6,517 $ 4,521 $ 2,066 $ - $ 13,104
Net effect of straight-line rents (2) (85) (71) - - (156)
Amortization of net above (below) market rents (3) (140) 122 - - (18)
Net effect of other lease intangibles (4) - 92 - - 92
NOI, cash basis 6,292 4,664 2,066 - 13,022
Northern California
NOI, GAAP basis (1) 2,210 3,457 - - 5,667
Net effect of straight-line rents (2) (50) (652) - - (702)
Amortization of net above (below) market rents
(3)
(67) 399 - - 332
Net effect of other lease intangibles
(4)
- 184 - - 184
NOI, cash basis 2,093 3,388 - - 5,481
Hawaii
NOI, GAAP basis (1) 4,462 - - 4,131 8,593
Net effect of straight-line rents
(2)
126 - - (114) 12
Amortization of net above (below) market rents
(3)
(68) - - 220 152
Net effect of other lease intangibles
(4)
- - - (10) (10)
NOI, cash basis 4,520 - - 4,227 8,747
Oregon
NOI, GAAP basis
(1)
- 1,845 - - 1,845
Net effect of straight-line rents
(2)
- (344) - - (344)
Amortization of net above (below) market rents (3) - (22) - - (22)
Net effect of other lease intangibles (4) - - - - -
NOI, cash basis - 1,479 - - 1,479
Texas
NOI, GAAP basis
(1)
2,881 - - - 2,881
Net effect of straight-line rents (2) 79 - - - 79
Amortization of net above (below) market rents (3) (58) - - - (58)
Net effect of other lease intangibles (4) - - - - -
NOI, cash basis 2,902 - - - 2,902
Total
NOI, GAAP basis (1) 16,070 9,823 2,066 4,131 32,090
Net effect of straight-line rents (2) 70 (1,067) - (114) (1,111)
Amortization of net above (below) market rents
(3)
(333) 499 - 220 386
Net effect of other lease intangibles
(4)
- 276 - (10) 266
NOI, cash basis $ 15,807 $ 9,531 $ 2,066 $ 4,227 $ 31,631
Notes:
Three Months Ended June 30, 2011
Retail Office Multifamily Mixed-Use Total
(Amounts in thousands)
(1) See Glossary of Terms.
(2) Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.
(3) Represents the adjustment related to the acquisition of buildings with above (below) market rents.
(4) Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our leases of the Annex at The Landmark at One
Market and retail space at Waikiki Beach Walk - Retail.

Second Quarter 2011 Supplemental Information

NOI BREAKDOWN
Portfolio Cash NOI Breakdown
Portfolio GAAP NOI Breakdown
Portfolio Diversification by Geographic Region Portfolio Diversification by Segment
Portfolio Diversification by Geographic Region Portfolio Diversification by Segment
Southern
California
41%
Northern
California
17%
Hawaii
28%
Oregon
5%
Texas
9%
Retail
50%
Office
30%
Multifamily
7%
Mixed-Use
13%
Southern
California
41%
Northern
California
17%
Hawaii
27%
Oregon
6%
Texas
9%
Retail
50%
Office
31%
Multifamily
6%
Mixed-Use
13%

Second Quarter 2011 Supplemental Information

PROPERTY REVENUE AND OPERATING EXPENSES
Retail Portfolio
Carmel Country Plaza $ 1,744    $ 42        $ 384       $ (361)
Carmel Mountain Plaza 4,429    113       1,278    (1,433)
South Bay Marketplace 1,024    23        316       (374)
Rancho Carmel Plaza 360       36        97        (120)
Lomas Santa Fe Plaza 2,592    76        514       (650)
Solana Beach Towne Centre 2,656    36        732       (698)
Del Monte Center 4,088    423       1,695    (2,059)
The Shops at Kalakaua 769       40        79        (134)
Waikele Center 8,401    628       2,075    (2,756)
Alamo Quarry Market 5,944    124       2,565    (2,891)
Subtotal Retail Portfolio $ 32,007   $ 1,541    $ 9,735    $ (11,476)
Office Portfolio
Torrey Reserve Campus $ 7,378    $ 295       $ 252       $ (1,814)
Solana Beach Corporate Centre 3,043    15        61        (756)
Valencia Corporate Center 2,239    1          19        (755)
160 King Street 2,722    663       522       (1,205)
The Landmark at One Market 9,820    123       449       (3,566)
First & Main 3,233    54        -       (984)
Subtotal Office Portfolio $ 28,435   $ 1,151    $ 1,303    $ (9,080)
Multifamily Portfolio
Loma Palisades $ 4,784    $ 334       $ -       $ (1,763)
Imperial Beach Gardens 1,189    83        -       (402)
Mariner's Point 551       50        -       (208)
Santa Fe Park RV Resort 372       30        -       (214)
Subtotal Multifamily Portfolio $ 6,896    $ 497       $ -       $ (2,587)
Expenses   Property Base Rent Income Reimbursements
Six Months Ended June 30, 2011
Additional Property
Property Billed Expense Operating
(Amounts in thousands)
(5)
(5)
(6)
(7)
(8)
(9)
(10)
(1)
(2)
(3)
(4)

AMERICAN ASSETS TRUST

Property	Six Months Ended June 30, 2011 Base Rent (1)	Additional Property Income (2)	Billed Expense Reimbursements (3)	Property Operating Expenses (4)
Mixed-Use Portfolio				
Waikiki Beach Walk - Retail (5)	$ 4,644	$ 1,622	$ 1,766	$ (3,186)
Waikiki Beach Walk - Embassy Suites™ (5)	13,644	1,028	-	(11,264)
Subtotal Mixed-Use Portfolio	**$ 18,288**	**$ 2,650**	**$ 1,766**	**$ (14,450)**
Total	**$ 85,626**	**$ 5,839**	**$ 12,804**	**$ (37,593)**

Notes:

(1) Base rent for our retail and office portfolio and the retail portion of our mixed-use portfolio represents base rent for the six months ended June 30, 2011 (before abatements) and excludes the impact of straight line rent and above (below) market rent adjustments. Total abatements for our retail and office portfolio were $43 and $1,304, respectively, for the six months ended June 30, 2011. There were no abatements for the retail portion of our mixed-use portfolio for the six months ended June 30, 2011. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. Multifamily portfolio base rent represents base rent (including parking, before abatements) less vacancy allowance and employee rent credits and includes additional rents (additional rents include insufficient notice penalties, month-to-month charges and pet rent). Total abatements for our multifamily portfolio were $608 for the six months ended June 30, 2011. For Waikiki Beach Walk - Embassy Suites ™, base rent is equal to the actual room revenue for the six months ended June 30, 2011.

(2) Represents additional property-related income for the six months ended June 30, 2011, which includes (i) percentage rent, (ii) other rent (such as storage rent, license fees and association fees) and (iii) other property income (such as late fees, default fees, lease termination fees, parking revenue, the reimbursement of general excise taxes, laundry income and food and beverage sales).

(3) Represents billed tenant expense reimbursements relating to the six months ended June 30, 2011. Includes accrued amount to be billed of approximately $356 for Macy's cost reimbursements at Del Monte Center.

(4) Represents property operating expenses for the six months ended June 30, 2011. Property operating expenses includes all rental expenses, except non-cash rent expense and the provision for bad debt recorded for deferred rent receivables.

(5) Although we did not obtain a controlling interest in Solana Beach Towne Centre, Solana Beach Corporate Centre and Waikiki Beach Walk until January 19, 2011, property revenue and operating expenses have been shown for the full six month period ending June 30, 2011.

(6) Represents property revenue and operating expenses from March 11, 2011 (acquisition) through June 30, 2011.

(7) Base rent shown includes amounts related to American Assets Trust, Inc.'s lease at ICW Plaza. This intercompany rent is eliminated in the consolidated statement of operations. The base rent was $174 and abatements were $174 for the six months ended June 30, 2011.

(8) Includes approximately $96 of lease termination fees.

(9) Includes approximately $122 of lease termination fees.

(10) Includes approximately $88 of lease termination fees.

Second Quarter 2011 Supplemental Information Page 16 PROPERTY REVENUE AND OPERATING EXPENSES (CONTINUED) (Amounts in thousands)

Second Quarter 2011 Supplemental Information

SEGMENT CAPITAL EXPENDITURES
Retail Portfolio $ 280       $ 203       $ 483        $ 12        $ -       $ 495
Office Portfolio 1,404    41        1,445      -       87        1,532
Multifamily Portfolio -       83        83          -       -       83
Mixed-Use Portfolio -       35        35          -       -       35
Total $ 1,684    $ 362       $ 2,046      $ 12        $ 87        $ 2,145
Retail Portfolio $ 658       $ 277       $ 935        $ 12        $ -       $ 947
Office Portfolio 2,174    115       2,289      -       182       2,471
Multifamily Portfolio -       137       137        -       -       137
Mixed-Use Portfolio -       130       130        -       -       130
Total $ 2,832    $ 659       $ 3,491      $ 12        $ 182       $ 3,685
Total Capital
Expenditures
Segment
Tenant
Improvements
and Leasing
Commissions
Maintenance
Capital
Expenditures
Total Capital
Expenditures
Segment
Tenant
Improvements
and Leasing
Commissions
Maintenance
Capital
Expenditures
Redevelopment
and Expansions
New
Development
Redevelopment
and Expansions
New
Development
Total Tenant
Improvements,
Leasing
Commissions and
Maintenance
Expenditures
Total Tenant
Improvements,
Leasing
Commissions and
Maintenance
Expenditures
Three Months Ended June 30, 2011
Six Months Ended June 30, 2011
(Amounts in thousands)

Second Quarter 2011 Supplemental Information

Maturity Date
Alamo Quarry Market
(1)(2)
$ 97,026    5.67% $ 7,567      January 8, 2014 $ 91,717
160 King Street
(3)
32,182    5.68                     3,350      May 1, 2014 27,513
Waikele Center
(4)
140,700   5.15                     7,360      November 1, 2014 140,700
The Shops at Kalakaua
(4)
19,000    5.45                     1,053      May 1, 2015 19,000
The Landmark at One Market
(2)(4)
133,000   5.61                     7,558      July 5, 2015 133,000
Del Monte Center
(4)
82,300    4.93                     4,121      July 8, 2015 82,300
First & Main
(4)
84,500    3.97                     3,397      July 1, 2016 84,500
Imperial Beach Gardens
(4)
20,000    6.16                     1,250      September 1, 2016 20,000
Mariner's Point
(4)
7,700      6.09                     476         September 1, 2016 7,700
South Bay Marketplace
(4)
23,000    5.48                     1,281      February 10, 2017 23,000
Waikiki Beach Walk - Retail
(4)
130,310   5.39                     7,020      July 1, 2017 130,310
Solana Beach Corporate Centre III-IV
(5)
37,330    6.39                     2,418      August 1, 2017 35,136
Loma Palisades
(4)
73,744    6.09                     4,553      July 1, 2018 73,744
Torrey Reserve - North Court
(1)
22,046    7.22                     1,836      June 1, 2019 19,443
Torrey Reserve - VCI, VCII, VCIII
(1)
7,421      6.36                     560         June 1, 2020 6,439
Solana Beach Corporate Centre I-II
(1)
11,860    5.91                     855         June 1, 2020 10,169
Solana  Beach Towne Centre
(1)
39,533    5.91                     2,849      June 1, 2020 33,898
Total / Weighted Average $ 961,652   5.45% $ 57,504    $ 938,569
Unamortized fair value adjustment (17,373)
Debt Balance $ 944,279
Fixed Rate Debt Ratio
Fixed rate debt 100%
Variable rate debt -
Notes:
(1)
Principal payments based on a 30-year amortization schedule.
(2)
Maturity date is the earlier of the loan maturity date under the loan agreement, or the "Anticipated Repayment Date" as specifically defined in the loan agreement, which is the date after which substantial economic penalties apply if the loan has not been paid off.
(3) Principal payments based on a 20-year amortization schedule.
(4) Interest only.
(5)
Loan is interest only through August 2012.  Beginning in September 2012, principal payments are based on a 30-year amortization schedule.
Balance at
Debt June 30, 2011 Interest Rate Service Maturity
Amount
Outstanding at Annual Debt
SUMMARY OF OUTSTANDING DEBT
(Amounts in thousands)

AMERICAN ASSETS TRUST

(Amounts in thousands, except per share data)	June 30, 2011
Market data	
Common shares outstanding	39,282
Units outstanding	18,396
Common shares and units outstanding	57,678
Market price per common share	$ 22.45
Equity market capitalization	$ 1,294,869
Total debt	$ 961,652
Total market capitalization	$ 2,256,521
Less: Cash on hand	$ (123,980) (1)
Total enterprise value	$ 2,132,541
Total assets, gross	$ 1,963,368
Total debt/Total capitalization	42.6%
Total debt/Total enterprise value	45.1%
Net debt/Total enterprise value (2)	39.3%
Total debt/Total assets, gross	49.0%
Total debt/Adjusted EBITDA (3)(4)	8.6x
Net debt/ Adjusted EBITDA (3)(4)	7.5x
Interest coverage ratio (5)	2.2x
Fixed charge coverage ratio (5)	2.2x

Debt Maturity Schedule

Principal Repayment (in millions)
300
250
200
150
100
50
0
$ -
$ -
$ -
$270 (6)
$234
$112
$191
$74
$22
$59
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Weighted Average Interest Rate	2014	2015	2016	2017	2018	2019	2020
	5.39%	5.36%	4.50%	5.59%	6.09%	7.22%	5.97%

(1) The cash balance includes marketable trading securities of $31.4 million.
(2) Net debt is equal to total debt less cash on hand.
(3) See Glossary of Terms for discussion of Adjusted EBITDA.
(4) As used here, Adjusted EBITDA represents the actual for the six months ended June 30, 2011 annualized. Adjusted EBITDA related to the Solana Beach Centre entities, the Waikiki Beach Walk entities, and First & Main is only included from acquisition through June 30, 2011.
(5) Calculated as Adjusted EBITDA divided by interest expense, excluding amortization of debt issuance costs and debt fair value adjustments.
(6) The revolving line of credit, which has a capacity of $250 million, matures in 2014, but at June 30, 2011, it has no outstanding balance and is not included herein.

Second Quarter 2011 Supplemental Information Page 19 MARKET CAPITALIZATION

Second Quarter 2011 Supplemental Information

SUMMARY OF REDEVELOPMENT OPPORTUNITIES
Potential Future Development/Redevelopment Pipeline
Property Location Opportunity
Solana Beach Corporate Centre (Building 5) Solana Beach, CA $ 5,800    $ -
Lomas Santa Fe Plaza Expansion Solana Beach, CA 17,000 -
Torrey Reserve Phase III San Diego, CA 17,200 -
Torrey Reserve Phase IV San Diego, CA 17,000 -
Sorrento Pointe San Diego, CA 30,300 -
Solana Beach Towne Centre II Solana Beach, CA 1,000    12
Total $ 88,300 $ 12
Complete the facade improvements to the Solana
Beach Towne Centre.
to Date
Construction of a new 10,300 square foot building
and structured parking for retail/restaurant use
oriented toward the Solana Beach Towne Centre.
Expansion of 30,700 square feet and the renovation
of 14,787 square feet for a combined project of
45,487 square feet, plus structured parking.
Construction of three additional commercial
buildings (retail, restaurant, office and medical) for
a total of 41,692 square feet, and a 34,603 square
foot underground parking structure.
Estimated Cost
Construction Cost
Construction of two 20,000 square foot commercial
buildings (restaurant and office) for a total of 40,000
square feet atop subterranean parking.
Construction of two class "A" office buildings for a
total of 79,053 square feet with subterranean
parking.
(Dollar amounts in thousands)
Note: The Lloyd District Portfolio development pipeline is not included as the property was not acquired until July 1, 2011.

Second Quarter 2011 Supplemental Information PORTFOLIO DATA

Second Quarter 2011 Supplemental Information

PROPERTY REPORT
As of June 30, 2011
Net
Number Rentable
Year Built/ of Square
Location Renovated Buildings Feet
(1)
Retail Properties
Carmel Country Plaza San Diego, CA 1991 9 77,813 100.0% $ 3,515,846 $ 45.18 Sharp Healthcare, Frazee Industries Inc.
Carmel Mountain Plaza (7) San Diego, CA 1994 13 520,228 82.9 8,686,016 20.14 Sears Sports Authority, Reading Cinemas
South Bay Marketplace
(7)
San Diego, CA 1997 9 132,873 100.0 2,067,796 15.56 Office Depot Inc., Ross Dress for Less
Rancho Carmel Plaza San Diego, CA 1993 3 30,421 74.5 713,589 31.47 Oggi's Pizza & Brewing Co., Sprint PCS Assets
Lomas Santa Fe Plaza Solana Beach, CA 1972/1997 9 209,569 97.6 5,257,257 25.71 Vons, Ross Dress for Less
Del Monte Center
(7)
Monterey, CA 1967/1984/2006 16 674,224 97.2 8,789,864 13.41 Macy's, KLA Monterey Century Theatres, Macy's Furniture Gallery
The Shops at Kalakaua Honolulu, HI 1971/2006 3 11,671 100.0 1,535,028 131.52 Whalers General Store, Diesel U.S.A. Inc.
Waikele Center Waipahu, HI 1993/2008 9 538,024 90.9 17,014,540 34.81 Old Navy, Officemax
Alamo Quarry Market
(7)
San Antonio, TX 1997/1999 16 589,479 98.9 11,808,839 20.26 Regal Cinemas Bed Bath & Beyond, Whole Foods Market
Subtotal/Weighted Average Retail Portfolio 87 2,784,302 93.7% $ 59,388,775 $ 22.77
Office Properties
Torrey Reserve Campus San Diego, CA 1996-2000 9 456,801 93.1% $ 14,795,889 $ 34.78
Valencia Corporate Center Santa Clarita, CA 1999-2007 3 194,268 80.9 4,493,083 28.58
160 King Street San Francisco, CA 2002 1 167,986 95.2 5,467,207 34.18
Subtotal/Weighted Average Office Portfolio 13 819,055 90.7% $ 24,756,179 $ 33.34
Total/Weighted Average Retail and Office Portfolio 100 3,603,357 93.0% $ 84,144,954 $ 25.11
Number
Year Built/ of
Location Renovated Buildings Units
Loma Palisades San Diego, CA 1958/2001-2008 80 548 100.0% $ 10,392,072 $ 1,580
Imperial Beach Gardens Imperial Beach, CA 1959/2008-present 26 160 96.9 2,674,296 1,437
Mariner's Point Imperial Beach, CA 1986 8 88 98.9 1,173,900 1,124
Santa Fe Park RV Resort
(8)
San Diego, CA 1971/2007-2008 1 126 88.0 968,388 728
Total/Weighted Average Multifamily Portfolio 115 922 97.7% $ 15,208,656 $ 1,407
Net
Number Rentable
Year Built/ of Square
Location Renovated Buildings Feet
(1)
Retail Property
Solana Beach Towne Centre Solana Beach, CA 1973/2000/2004 12 246,730 97.7% $ 5,306,176 $ 22.01 Dixieline Probuild, Marshalls
Office Properties
Solana Beach Corporate Centre Solana Beach, CA 1982/2005 4 211,971 84.1 $ 5,691,424 $ 31.94
The Landmark at One Market (9) San Francisco, CA 1917/2000 1 421,934 100.0 18,289,232 43.35
First & Main Portland, OR 2010 1 363,763 96.5 10,548,509 30.04
Subtotal/Weighted Average Office Portfolio 6 997,668 95.4% $ 34,529,165 $ 36.30
Total/Weighted Average Retail and Office Portfolio 18 1,244,398 95.8% $ 39,835,341 $ 33.41
Lowe's, Kmart, Sports Authority,
Foodland Super Martket
Square Foot (4)
Property Leased
(2)
Base Rent
(3)
Leased Unit
(4)
Non - Same Store Retail and Office Portfolios
Same - Store Multifamily Portfolio
Average
Monthly
Percentage Annualized Base Rent per
Same - Store Retail and Office Portfolios
Annualized
Base Rent
Retail Anchor Tenant(s)
(5)
Other Principal Retail Tenants
(6)
Percentage Annualized per Leased
Property Leased (2) Base Rent (3) Square Foot (4)
Annualized
Base Rent
Property
Retail Anchor Tenant(s)
(5)
Other Principal Retail Tenants
(6)
Percentage Annualized per Leased
Leased (2) Base Rent (3)

Second Quarter 2011 Supplemental Information

PROPERTY REPORT (CONTINUED)
Net
Number Rentable
Year Built/ of Square
Location Renovated Buildings
Feet
(1)
Waikiki Beach Walk - Retail Honolulu, HI 2006 3 96,569 97.6% $ 9,388,624   $ 99.57    Yardhouse, Ruths Chris
Number
Year Built/ of
Location Renovated Buildings Units
Waikiki Beach Walk - Embassy Suites™ Honolulu, HI 2008 2 369 87.3% $ 233.94        $ 204.23
Notes:
(1)
(2)
(3)
(4)
(5) Retail anchor tenants are defined as retail tenants leasing 50,000 square feet or more.
(6) Other principal retail tenants are defined as the two tenants leasing the most square footage, excluding anchor tenants.
(7) Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the following table:
Square Footage Aggregate
Number of Leased Pursuant Annualized
Property Ground Leases to Ground Leases Base Rent
Carmel Mountain Plaza 6 127,112                        1,020,900 $
South Bay Marketplace 1 2,824                            81,540 $
Del Monte Center 2 295,100                        201,291 $
Alamo Quarry Market 4 31,994                          428,250 $
(8)
(9)
(10)
The Santa Fe Park RV Resort is subject to seasonal variation, with higher rates of occupancy occurring during the summer months. During the 12 months ended June 30, 2011, the highest average monthly occupancy rate for this property was 98.0%, occurring in July
2010, and the lowest average monthly occupancy rate for this property was 60.0%, occurring in November 2010. The number of units at the Santa Fe Park RV Resort includes 122 RV spaces and four apartments.
This property contains 421,934 net rentable square feet consisting of The Landmark at One Market (377,714 net rentable square feet) as well as a separate long-term leasehold interest in approximately 44,220 net rentable square feet of space located in an adjacent six-story leasehold known as the Annex. We currently lease the Annex from an affiliate of the Paramount Group pursuant to a long-term master lease effective through June 30, 2016, which we have the option to extend until 2031 pursuant to three five-year extension options.
Average occupancy represents the percentage of available units that were sold during the 6-month period ended June 30, 2011, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for the 6-month period ended June 30, 2011, by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for the 6-month period ended June 30, 2011 and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services.
Hotel Portion Occupancy
(10)
Daily Rate
(10)
Room
(10)
The net rentable square feet for each of our retail properties and the retail portion of our mixed-use property is the sum of (1) the square footages of existing leases, plus (2) for available space, the field-verified square footage. The net rentable square feet for each of our office properties is the sum of (1) the square footages of existing leases, plus (2) for available space, management’s estimate of net rentable square feet based, in part, on past leases. The net rentable square feet included in such office leases is generally determined consistently with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.
Percentage leased for each of our retail and office properties and the retail portion of the mixed-use property includes square footage under leases as of June 30, 2011, including leases which may not have commenced as of June 30, 2011. Percentage leased for our multifamily properties includes total units rented as of June 30, 2011.
Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended June 30, 2011, by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.
Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of June 30, 2011. Annualized base rent per leased unit is calculated by dividing annualized base rent, by units under lease as of June 30,
2011.
Non - Same Store Mixed-Use Portfolio
Annualized
Base Rent
Retail Anchor
Tenant(s)
(5)
Other Principal Retail
Tenants
(6)
Percentage Annualized per Leased
Retail Portion Leased
(2)
Base Rent
(3)
Square Foot
(4)
Annualized
Revenue per
Average Average Available
As of June 30, 2011

AMERICAN ASSETS TRUST

Total Lease Summary - Comparable [1]

Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. [2]	Prior Rent Per Sq. Ft. [3]	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term [4]	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
2nd Quarter 2011	12	100 %	20,260	$ 35.89	$ 36.61	$ (14,534)	(2.0) %	4.2 %	5.0	$ 72,000	$ 3.55
1st Quarter 2011	11	100	29,165	26.14	27.04	(26,428)	(3.4)	8.9	2.7	16,800	0.58
Total 6 months	23	100 %	49,425	$ 30.14	$ 30.97	$ (40,962)	(2.7) %	6.6 %	3.6	$ 88,800	$ 1.80

New Lease Summary - Comparable [1]

Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. [2]	Prior Rent Per Sq. Ft. [3]	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term [4]	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
2nd Quarter 2011	4	33 %	7,912	$ 30.58	$ 30.82	$ (1,918)	(0.8) %	4.9 %	6.8	$ 72,000	$ 9.10
1st Quarter 2011	1	9	1,200	48.00	51.92	(4,700)	(7.5)	2.2	5.0	-	-
Total 6 months	5	22 %	9,112	$ 32.87	$ 33.60	$ (6,618)	(2.2) %	4.4 %	6.5	$ 72,000	$ 7.90

Renewal Lease Summary - Comparable [1][5]

Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. [2]	Prior Rent Per Sq. Ft. [3]	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term [4]	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
2nd Quarter 2011	8	67 %	12,348	$ 39.30	$ 40.32	$ (12,616)	(2.5) %	3.8 %	3.8	$ -	$ -
1st Quarter 2011	10	91	27,965	25.20	25.98	(21,728)	(3.0)	9.5	2.6	16,800	0.60
Total 6 months	18	78 %	40,313	$ 29.52	$ 30.37	$ (34,344)	(2.8) %	7.1 %	3.0	$ 16,800	$ 0.42

Total Lease Summary - Comparable and Non-Comparable

Quarter	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. [2]	Weighted Average Lease Term [4]	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
2nd Quarter 2011	17	30,212	$ 33.27	6.2	$ 472,535	$ 15.64
1st Quarter 2011	12	31,389	26.20	2.7	36,800	1.17
Total 6 months	29	61,601	$ 29.67	4.4	$ 509,335	$ 8.27

Second Quarter 2011 Supplemental Information Page 24 RETAIL LEASING SUMMARY As of June 30, 2011

Second Quarter 2011 Supplemental Information

OFFICE LEASING SUMMARY
As of June 30, 2011
Total Lease Summary - Comparable (1)
Number of
Quarter Leases Signed Lease Term
(4)
2nd Quarter 2011 6 100% 81,360 $ 39.25 $ 45.54 $ (512,187) (13.8) % (0.9) % 5.8 $ 231,839 $ 2.85
1st Quarter 2011 10 100 31,298 32.88 37.54 (145,946) (12.4) (2.3) 2.5 57,520 1.84
Total 6 months 16 100% 112,658 $ 37.48 $ 43.32 $ (658,133) (13.5) % (1.2) % 4.9 $ 289,359 $ 2.57
New Lease Summary - Comparable
(1)
Number of
Quarter Leases Signed
Lease Term (4)
2nd Quarter 2011 3 50% 68,085 $ 40.69 $ 46.47 $ (393,958) (12.5) % 1.1% 6.5 $ 212,691 $ 3.12
1st Quarter 2011 2 20 5,066 33.90 42.78 (44,982) (20.8) (14.0) 4.2 5,938 1.17
Total 6 months 5 31% 73,151 $ 40.22 $ 46.22 $ (438,940) (13.0) % 0.1% 6.4 $ 218,629 $ 2.99
Renewal Lease Summary - Comparable
(1)(5)
Number of
Quarter Leases Signed
Lease Term (4)
2nd Quarter 2011 3 50% 13,275 $ 31.86 $ 40.76 $ (118,229) (21.8) % (12.8) % 1.7 $ 19,149 $ 1.44
1st Quarter 2011 8 80 26,232 32.68 36.53 (100,964) (10.5) 0.5 2.2 51,582 1.97
Total 6 months 11 69% 39,507 $ 32.40 $ 37.95 $ (219,193) (14.6) % (4.3) % 2.0 $ 70,731 $ 1.79
Total Lease Summary - Comparable and Non-Comparable
Number of
Quarter Leases Signed Signed
2nd Quarter 2011 9 94,851 $ 38.25 5.8 $ 711,785 $ 7.50
1st Quarter 2011 14 43,502 32.44 2.7 141,420 3.25
Total 6 months 23 138,353 $ 36.42 4.8 $ 853,205 $ 6.17
(1) Comparable leases represent those leases signed on spaces for which there was a previous lease.
(2) Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.
(3) Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.
(4) Weighted average is calculated on the basis of square footage.
(5) Excludes renewals at fixed contractual rates specified in the lease.
Tenant
Net Rentable Contractual Annual
Change
Cash Basis Straight-Line Weighted
Average
Tenant Improvements
Improvements & Incentives Basis % Change
Leases Signed Signed Per Sq. Ft. (2) Per Sq. Ft. (3) in Rent
% of Comparable Square Feet Rent Prior Rent % Change
Rent
Over Prior Rent Over Prior Rent & Incentives Per Sq. Ft.
in Rent
Tenant
Net Rentable Contractual Annual
Change
Cash Basis Straight-Line Weighted
Average
Tenant Improvements
Improvements & Incentives Basis % Change % of Comparable Square Feet Prior Rent % Change
Per Sq. Ft.
Tenant
Net Rentable Contractual Annual
Change
Cash Basis Straight-Line Weighted
Average
Tenant Improvements
Improvements & Incentives
Over Prior Rent Over Prior Rent & Incentives
Basis % Change
Leases Signed Signed Per Sq. Ft.
(2)
Per Sq. Ft.
(3)
in Rent
% of Comparable Square Feet Rent Prior Rent % Change
Leases Signed Signed Per Sq. Ft.
(2)
Per Sq. Ft.
(3)
Net Rentable Contractual Weighted
Average
Tenant Improvements
Square Feet Rent Improvements & Incentives
Per Sq. Ft.
(2)
Lease Term
(4)
& Incentives Per Sq. Ft.
Per Sq. Ft.
Tenant
Over Prior Rent Over Prior Rent & Incentives

Second Quarter 2011 Supplemental Information

LEASE EXPIRATIONS
Assumes no exercise of lease options
Office Retail Mixed-Use (Retail Portion Only) Total
Expiring Expiring Expiring Expiring
Sq. Ft. Sq. Ft. Sq. Ft. Sq. Ft.
21,028 1.2% 0.4% $ 12.17    11,129 0.4% 0.2% $ 23.76    7,615 7.9% 0.2% $ 40.76     39,772 0.8% $ 20.89
39,287 2.2       0.8      28.90    55,920 1.8       1.1       31.69    360 0.4         0.0       194.88   95,567 1.9       31.16
154,530 8.5       3.1      33.10    329,256 10.9     6.7       24.05    6,184 6.4         0.1       163.76   489,970 9.9       28.67
188,542 10.4     3.8      33.55    519,415 17.1     10.5     24.17    7,065 7.3         0.1       145.95   715,022 14.5     27.84
90,514 5.0       1.8      34.69    427,246 14.1     8.6       26.03    1,959 2.0         0.0       116.83   519,719 10.5     27.88
207,619 11.4     4.2      37.39    221,132 7.3       4.5       25.37    12,697 13.1       0.3       153.03   441,448 8.9       34.70
151,668
8.3       3.1      29.72    122,640
(4)(5)
4.0       2.5       37.21    10,191 10.6       0.2       171.11   284,499 5.8       38.01
120,901
(2)
6.7       2.4      38.74    111,249 3.7       2.3       25.00    4,628 4.8         0.1       134.78   236,778 4.8       34.16
36,226 2.0       0.7      45.50    737,758
24.3     14.9     15.51    4,673 4.8         0.1       139.02   778,657 15.7     17.64
225,679
(3)
12.4     4.6      44.25    70,197 2.3       1.4       26.80    11,690 12.1       0.2       51.73     307,566 6.2       40.55
225,108 12.4     4.6      35.12    118,506 3.9       2.4       8.79      17,843 18.5       0.4       41.30     361,457 7.3       26.79
Thereafter 208,215 11.4     4.2      32.74    120,381 4.1       2.4       25.71    9,382 9.7         0.2       46.20     337,978 6.9       30.61
Signed Leases 38,437 2.1       0.8      -        19,537 0.6       0.4       -        -          -         -       -        57,974 1.2       -
Not Commenced
Available 108,969 6.0       2.2      -        166,666 5.5       3.4       -        2,282 2.4         0.0       -        277,917 5.6       -
Total 1,816,723 100.0% 36.7% $ 32.63    3,031,032 100.0% 61.3% $ 21.13    96,569 100.0% 1.9% $ 97.22     4,944,324 100.0% $ 26.84
Assumes all lease options are exercised
Office Retail Mixed-Use (Retail Portion Only) Total
Expiring Expiring Expiring Expiring
Sq. Ft. Sq. Ft. Sq. Ft. Sq. Ft.
21,028 1.2% 0.4% $ 12.17    11,129 0.4% 0.2% $ 23.76    7,615 7.9% 0.2% $ 40.76     39,772 0.8% $ 20.89
28,549 1.6       0.6      25.14    47,522 1.6       1.0       30.59    360 0.4         0.0       194.88   76,431 1.5       29.33
87,482 4.8       1.8      35.87    111,839 3.7       2.3       29.77    6,184 6.4         0.1       163.76   205,505 4.2       36.40
87,648 4.8       1.8      36.00    104,912 3.5       2.1       36.19    7,065 7.3         0.1       145.95   199,625 4.0       39.99
19,184 1.1       0.4      32.81    179,978 5.9       3.6       35.58    1,959 2.0         0.0       116.83   201,121 4.1       36.11
107,157 5.9       2.2      36.64    44,830 1.5       0.9       39.24    12,697 13.1       0.3       153.03   164,684 3.3       46.32
133,920 7.4       2.7      29.50    66,344
(4)
2.2       1.3       33.32    10,191 10.6       0.2       171.11   210,455 4.3       37.56
74,500 4.1       1.5      29.71    84,432 2.8       1.7       30.71    4,628 4.8         0.1       134.78   163,560 3.3       33.20
96,210 5.3       1.9      31.49    186,879 6.2       3.8       23.38    4,673 4.8         0.1       139.02   287,762 5.8       27.97
55,454 3.1       1.1      35.58    142,792 4.7       2.9       22.08    11,690 12.1       0.2       51.73     209,936 4.2       27.29
88,652 4.9       1.8      33.24    299,889 9.9       6.1       15.58    17,843 18.5       0.4       41.30     406,384 8.2       20.56
Thereafter 869,533
(2)(3)
47.7     17.6    38.35    1,564,283
(5)
51.5     31.6     19.20    9,382 9.7         0.2       46.20     2,443,198 49.5     26.12
Signed Leases 38,437 2.1       0.8      -        19,537 0.6       0.4       -        -          -         -       -        57,974 1.2       -
Not Commenced
Available 108,969 6.0       2.2      -        166,666 5.5       3.4       -        2,282 2.4         0.0       -        277,917 5.6       -
Total 1,816,723 100.0% 36.8% $ 32.63    3,031,032 100.0% 61.3% $ 21.13    96,569 100.0% 1.9% $ 97.22     4,944,324 100.0% $ 26.84
Per Sq. Ft.
(1)
2017
2018
2019
2020
Per Sq. Ft.
(1)
Sq. Ft. Sq. Ft. Per Sq. Ft.
(1)
Sq. Ft. Sq. Ft. Sq. Ft. Per Sq. Ft.
(1)
Sq. Ft. Sq. Ft.
Annualized
Office Total Base Rent Retail Total Base Rent Mixed-Use Total Base Rent Total Base Rent
Annualized % of % of Annualized % of % of % of Annualized % of % of
Per Sq. Ft.
(1)
2017
2018
2019
2020
Per Sq. Ft.
(1)
Sq. Ft. Sq. Ft. Per Sq. Ft.
(1)
Sq. Ft. Sq. Ft. Sq. Ft. Per Sq. Ft.
(1)
Sq. Ft. Sq. Ft.
2016
Annualized
Office Total Base Rent Retail Total Base Rent Mixed-Use Total Base Rent Total Base Rent
Annualized % of % of Annualized % of % of % of Annualized % of % of
Year
Month to Month
2011
2012
2013
2014
2015
2016
Year
Month to Month
2011
2012
2013
2014
2015
As of June 30, 2011

Second Quarter 2011 Supplemental Information

LEASE EXPIRATIONS (CONTINUED)
Notes:
(1)
(2)
(3)
(4)
(5)
Annualized base rent per leased square foot is calculated by dividing (i) annualized base rent for leases expiring during the applicable period, by (ii) square footage under such expiring leases. Annualized base rent is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) for the month ended June 30, 2011 for the leases expiring during the applicable period, by (ii) 12.
The expirations include 45,795 square feet currently leased by Microsoft at The Landmark at One Market, for which Autodesk has signed an agreement to lease the space upon Microsoft's lease termination from December 31, 2012 through December 31, 2017 with an option to extend the lease through December 31, 2024.
The expirations include 56,963 square feet currently leased by DLA Piper at 160 King Street with a lease termination of February 28, 2012, for which Ancestry.com has signed an agreement to lease the space upon lease termination from May 1, 2012 through April 30, 2019 with an option to extend the lease through April 30,
2029.
The expirations include 2,024 square feet leased by Ocean Breeze Realty through June 30, 2011 at Lomas Santa Fe Plaza , for which JP Morgan has signed an agreement to lease the space from July 18, 2011 through September 30, 2016 with an option to extend the lease through September 30, 2026.
The expirations include 1,200 square feet leased by San Diego Wireless through October 31, 2011 at Carmel Mountain Plaza, for which T-Mobile has signed an agreement to lease the space from November 1, 2011 through October 31, 2016.

Second Quarter 2011 Supplemental Information

PORTFOLIO LEASED STATISTICS
Size Leased (1) Leased % Size Leased (1) Leased %
Overall Portfolio Statistics
Retail Properties (square feet) 3,031,032 2,849,270 94.0% 2,704,243 2,605,819 96.4%
Office Properties (square feet) 1,816,723 1,693,833 93.2% 1,240,989 1,159,627 93.4%
Multifamily Properties (units) 922 901 97.7% 922 859 93.2%
Mixed-Used Properties (square feet) 96,569 94,287 97.6% - - -
Mixed-Used Properties (units) 369 322
(6)
87.3% - - -
Same-Store
(2)
Statistics
Retail Properties (square feet) 2,704,302
(3)
2,608,205 96.4% 2,704,243 2,605,819 96.4%
Office Properties (square feet) 1,240,989
(4)
1,164,533 93.8% 1,240,989
(7)
1,159,627 93.4%
Multifamily Properties (units) 922 901 97.7% 922 859 93.2%
Mixed-Used Properties (square feet) -
(5)
- - - - -
Mixed-Used Properties (units) -
(5)
- - - - -
Notes:
(2) See Glossary of Terms.
(4) Excludes Solana Beach Corporate Centre as the controlling interest in this entity was acquired on January 19, 2011. First & Main is excluded as it was acquired on March 11, 2011.
(5) Excludes the Waikiki Beach Walk property as the controlling interest in this entity was acquired on January 19, 2011.
(6) Represents average occupancy for the six months ended June 30, 2011.
(7) Includes The Landmark at One Market as the controlling interest in this entity was acquired on June 30, 2010.
At June 30, 2011 At June 30, 2010
Type
(1) Leased square feet includes square feet under lease as of each date, including leases which may not have commenced as of that date. Leased units for our multifamily properties include total units rented as of that date.
(3) Excludes Solana Beach Towne Centre as the controlling interest in this entity was acquired on January 19, 2011. Also excludes 80,000 square building at Carmel Mountain Plaza acquired on November 10, 2010.

AMERICAN ASSETS TRUST

Tenant	Property(ies)	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Retail	Rentable Square Feet as a Percentage of Total Retail and Office	Annualized Base Rent	Annualized Base Rent as a Percentage of Retail	Annualized Base Rent as a Percentage of Total
1 Lowe's	Waikele Center	5/31/18	155,000	5.4 %	3.4 %	$ 4,059,585	6.3 %	3.5 %
2 Kmart	Waikele Center	6/30/18	119,590	4.2	2.6	3,826,880	6.0	3.3
3 Foodland Super Market	Waikele Center	1/25/14	50,000	1.8	1.1	2,337,481	3.7	2.0
4 Sports Authority	Carmel Mountain Plaza, Waikele Center	11/30/13 7/18/13	90,722	3.2	2.0	2,076,602	3.2	1.8
5 Ross Dress for Less	South Bay Marketplace, Lomas Santa Fe Plaza, Carmel Mountain Plaza	1/31/13 1/31/14	81,125	2.8	1.8	1,595,826	2.5	1.4
6 Officemax	Alamo Quarry Market, Waikele Center	11/30/12 1/31/14	47,962	1.7	1.1	1,164,761	1.8	1.0
7 Old Navy	Waikele Center, Alamo Quarry Market, South Bay Marketplace	7/31/12 9/30/12 4/30/13	59,780	2.1	*	*	*	*
8 Marshalls	Solana Beach Towne Centre, Carmel Mountain Plaza	1/13/15 1/31/19	68,055	2.4	1.5	1,106,146	1.7	0.9
9 Vons	Lomas Santa Fe Plaza	12/31/17	49,895	1.8	1.1	1,058,000	1.7	0.9
10 Sprouts Farmers Market	Solana Beach Towne Centre, Carmel Mountain Plaza	6/30/14 3/31/25	45,959	1.6	1.0	1,037,824	1.6	0.9
Top 10 Retail Tenants Total			**768,088**	**27.0 %**	**15.6 %**	**$ 18,263,105**	**28.5 %**	**15.7 %**

* Data withheld at tenant's request.

Second Quarter 2011 Supplemental Information Page 29 TOP TENANTS - RETAIL As of June 30, 2011

AMERICAN ASSETS TRUST

	Tenant	Property(ies)	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Office	Rentable Square Feet as a Percentage of Total Retail and	Annualized Base Rent	Annualized Base Rent as a Percentage of Office	Annualized Base Rent as a Percentage of Total
1	salesforce.com	The Landmark at One Market	6/30/19 4/30/20	226,892	13.3 %	5.0 %	$ 10,189,050	19.3 %	8.7 %
2	Insurance Company Of The West	Torrey Reserve Campus, Valencia Corporate Center	12/31/16 6/30/19	147,196	8.7	3.2	4,426,695	8.4	3.8
3	DLA Piper	160 King Street	2/28/12	69,656	4.1	1.5	3,251,422	6.2	2.8
4	Veterans Benefits Administrations	First & Main	8/31/20	93,572	5.5	2.1	3,006,453	5.7	2.6
5	Microsoft	The Landmark at One Market	12/31/12	45,795	2.7	1.0	2,930,880	5.5	2.5
6	Autodesk	The Landmark at One Market	12/31/15 12/31/17	68,869	4.0	1.5	2,847,100	5.4	2.4
7	Treasury Tax Administration	First & Main	8/31/15	70,660	4.2	1.6	2,583,330	4.9	2.2
8	Treasury Call Center	First & Main	8/31/20	63,648	3.7	1.4	2,184,302	4.1	1.9
9	California Bank & Trust	Torrey Reserve Campus	5/31/2019 10/31/2019	29,985	1.8	0.7	1,349,934	2.6	1.2
10	McDermott Will & Emery	Torrey Reserve Campus	11/30/18	25,044	1.5	0.6	1,271,636	2.4	1.1
	Top 10 Office Tenants Total			**841,317**	**49.5 %**	**18.6 %**	**$ 34,040,802**	**64.5 %**	**29.2 %**

Second Quarter 2011 Supplemental Information Page 30 TOP TENANTS - OFFICE As of June 30, 2011

Second Quarter 2011 Supplemental Information APPENDIX

AMERICAN ASSETS TRUST

EBITDA: EBITDA is a non-GAAP measure that means net income or loss plus depreciation and amortization, net interest expense, income taxes, gain or loss on sale of real estate and impairments of real estate, if any. EBITDA is presented because it approximates a key performance measure in our debt covenants, but it should not be considered an alternative measure of operating results or cash flow from operations as determined in accordance with GAAP. The reconciliation of net income to EBITDA for the three and six months ended June 30, 2011 is as follows:

	Three Months Ended June 30, 2011	Six Months Ended June 30, 2011
Net income	$ 455	$ 14,051
Depreciation and amortization	14,277	26,767
Interest expense	14,063	27,142
Interest income	(786)	(697)
Income tax expense	129	380
EBITDA	$ 28,138	$ 67,643

Adjusted EBITDA: Adjusted EBITDA is a non-GAAP measure that begins with EBITDA and includes adjustments for certain items that we believe are not representative of ongoing operating performance. We use Adjusted EBITDA as a supplemental performance measure because losses from early extinguishment of debt, loan transfer and consent fees and gains on acquisitions of controlling interests create significant earnings volatility which in turn results in less comparability between reporting periods and less predictability regarding future earnings potential. The adjustments noted resulted from our initial public offering and formations transactions.

	Three Months Ended June 30, 2011	Six Months Ended June 30, 2011
EBITDA	$ 28,138	$ 67,643
Early extinguishment of debt	-	25,867
Loan transfer and consent fees	-	9,019
Gain on acquisition	-	(46,371)
Adjusted EBITDA	$ 28,138	$ 56,158

Funds From Operations (FFO): FFO is a supplemental measure of real estate companies' operating performances. The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as follows: net income, computed in accordance with GAAP plus depreciation and amortization of real estate assets and excluding extraordinary items and gains and losses on sale of real estate. NAREIT developed FFO as a relative measure of performance and liquidity of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. However, FFO does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income); should not be considered an alternative to net income as an indication of our performance; and is not necessarily indicative of cash flow as a measure of liquidity or ability to pay dividends. We consider FFO a meaningful, additional measure of operating performance primarily because it excludes the assumption that the value of real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. Comparison of our presentation FFO to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in the application of the NAREIT definition used by such REITs.

Second Quarter 2011 Supplemental Information Page 32 GLOSSARY OF TERMS

AMERICAN ASSETS TRUST

Funds From Operations As Adjusted (FFO As Adjusted): FFO As Adjusted is a supplemental measure of real estate companies' operating performances. We use FFO As Adjusted as a supplemental performance measure because losses from early extinguishment of debt, loan transfer and consent fees and gains on acquisitions of controlling interests create significant earnings volatility which in turn results in less comparability between reporting periods and less predictability regarding future earnings potential. The adjustments noted resulted from our initial public offering and formation transactions. However, other REITs may use different methodologies for defining adjustments and, accordingly, our FFO after specified items may not be comparable to other REITs.

Funds Available for Distribution (FAD): FAD is a supplemental measure of our liquidity. We compute FAD by subtracting from FFO As Adjusted tenant improvements, leasing commissions and maintenance capital expenditures, eliminating the net effect of straight-line rents, amortization of above (below) market rents for acquisition properties, the effects of other lease intangibles, adding noncash amortization of deferred financing costs and debt fair value adjustments, adding noncash compensation expense, and adding (subtracting) unrealized losses (gains) on marketable securities. FAD provides an additional perspective on our ability to fund cash needs and make distributions by adjusting FFO for the impact of certain cash and noncash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating FAD and, accordingly, our FAD may not be comparable to other REITs.

Net Operating Income (NOI): We define NOI as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. Since NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. However, NOI should not be viewed as an alternative measure of our financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact our results from operations.

Second Quarter 2011 Supplemental Information Page 33 GLOSSARY OF TERMS (CONTINUED)

Second Quarter 2011 Supplemental Information

GLOSSARY OF TERMS (CONTINUED)
Overall Portfolio: Includes all operating properties owned by us as of June 30, 2011.
Retail Properties
Carmel Country Plaza
Carmel Mountain
South Bay Marketplace
Rancho Carmel Plaza
Lomas Santa Fe Plaza
Solana Beach Towne Centre
Del Monte Center
The Shops at Kalakaua
Waikele Center
Alamo Quarry Market
Office Properties
Torrey Reserve
Solana Beach Corporate Centre
Valencia Corporate Center
160 King Street
The Landmark at One Market
First & Main
Multifamily Properties
Loma Palisades
Imperial Beach Gardens
Mariner's Point
Santa Fe Park RV Resort
Mixed-Use Properties
Waikiki Beach Walk - Retail
Waikiki Beach Walk - Embassy Suites™
Development Properties
Sorrento Pointe - Land
Torrey Reserve - Land
Solana Beach - Land
Comparison of Q2 2011 to Q2 2010
Same-Store Non-Same Store
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
operated for the entirety of both periods being compared and excludes properties that were redeveloped, expanded or under development and properties purchased or sold at any time during the periods being compared. The following table shows the properties included in the same-store and non-same store portfolio for the comparative periods presented.

Same-Store Portfolio and Non-Same Store Portfolio:
Information provided on a same-store basis is provided for only those properties that were owned and
Tenant Improvements and Incentives: Represents not only the total dollars committed for the improvement (fit-out) of a space as it relates to a specific lease but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable. Incentives include amounts paid  to tenants as an inducement to sign a lease that do not represent building improvements.